                                                                  Execution Copy


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), effective as of the Effective Date (as defined below), is entered into by and among Arch Wireless, Inc., a Delaware corporation ("AWI"), Arch Wireless Holdings, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of AWI ("AWHI" and together with AWI, the "Arch Entities"), the holders of Registrable Securities (as defined below) listed on Exhibit A attached hereto (the "Holders") and Arch Wireless Communications, Inc., Paging Network Canadian Holdings, Inc., PageNet SMR Sub, Inc., ArchTel, Inc., Arch Connecticut Valley, Inc., Benbow Investments, Inc., MobileMedia Communications, Inc., Mobile Communications Corporation of America, Paging Network, Inc., PageNet, Inc., Paging Network of America, Inc., Paging Network of Colorado, Inc., Paging Network of Northern California, Inc., Paging Network of Michigan, Inc., Paging Network Finance Corp., Paging Network International, Inc., Paging Network of San Francisco, Inc., Arch Communication Enterprises, LLC and MobileMedia License Co., L.L.C. (together with AWI, the "Guarantors").

                                    Recitals

         WHEREAS, a Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (the "Plan") for AWI and all of its domestic subsidiaries, including AWHI, was confirmed on May 14, 2002 by order of the United States Bankruptcy Court for the District of Massachusetts, Western Division, in Case No. 01-47330-HJB, and has become effective.

         WHEREAS, in connection with the Plan and the transactions contemplated thereby, each of the Holders has become a beneficial owner of (i) 10% Senior Subordinated Secured Notes due 2007 (and the guarantees thereof) of AWHI (the "New Senior Secured Notes") and 12% Subordinated Secured Compounding Notes due 2009 (and the guarantees thereof) of AWHI (the "New Subordinated Secured Notes" and together with the New Senior Secured Notes, the "New Notes") and (ii) shares of common stock, $.001 par value per share, of AWI (the "Common Stock").

         WHEREAS, AWHI's obligations with respect to the New Notes have been guaranteed by each Guarantor.

         WHEREAS, in accordance with the Plan, the Arch Entities desire to provide for the registration of the sale by the Holders of the Registrable Securities (as defined below) from time to time, on the terms and subject to the conditions below.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Certain Definitions.

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "Arch Entities" has the meaning ascribed to it in the introductory paragraph hereto.


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                  "AWHI" has the meaning ascribed to it in the introductory
paragraph hereto.

                  "AWI Registration Statement" means a registration statement filed by AWI with the Commission for a public offering and sale of securities of AWI (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "AWI" has the meaning ascribed to it in the introductory paragraph hereto.

                  "AWHI Registration Statement" means a registration statement filed by AWHI with the Commission for a public offering and sale of securities of AWHI (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" has the meaning ascribed to it in the introductory paragraph hereto.

                  "Effective Date" means the Effective Date as defined in the Plan.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Holders" has the meaning ascribed to it in the introductory paragraph hereto.

                  "Indemnified Party" means a party entitled to indemnification pursuant to Section 8.

                  "Indemnifying Party" means a party obligated to provide indemnification pursuant to Section 8.

                  "Initiating Common Holders" means the Holders initiating a request for registration of Registrable Common Securities pursuant to Section 2.1.

                   "Initiating Note Holders" means the Holders initiating a request for registration of Registrable Note Securities pursuant to Section 4.1.

                   "New Notes" has the meaning ascribed to it in the recitals hereto.

                  "New Senior Secured Notes" has the meaning ascribed to it in the recitals hereto.

                  "New Subordinated Secured Notes" has the meaning ascribed to it in the recitals hereto.

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                  "Other Holders" means holders of securities of either or both of the Arch Entities (other than Holders) who are entitled, by contract with either or both of the Arch Entities, to have securities included in a Registration Statement.

                  "Plan" has the meaning ascribed to it in the recitals hereto.

                  "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Common Securities" means the shares of Common Stock that are acquired by a Holder pursuant to the Plan and any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Common Securities shall cease to be Registrable Common Securities if and when such shares of Common Stock (i) have been sold pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) become eligible for sale pursuant to Rule 144(k) under the Securities Act.

                  "Registrable Note Securities" means the New Notes that are acquired by a Holder pursuant to the Plan; provided, however, that such securities which are Registrable Note Securities shall cease to be Registrable Note Securities if and when such securities (i) have been sold pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) become eligible for sale pursuant to Rule 144(k) under the Securities Act.

                   "Registrable Securities" means the Registrable Common Securities and the Registrable Note Securities, collectively.

                  "Registration Statement" means an AWI Registration Statement or an AWHI Registration Statement, as applicable.

                  "Registration Expenses" means all expenses incurred by the Arch Entities in complying with the provisions of this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Arch Entities, and the reasonable fees and expenses of one counsel selected by the Selling Holders to represent the Selling Holders, state Blue Sky fees and expenses, and the expense of any special audits or comfort letters incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Holders' own counsel (other than the counsel selected to represent all Selling Holders).

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Selling Holder" means any Holder owning Registrable Securities included in a Registration Statement.

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         2. Common Stock Demand Registration Rights.

                  2.1 At any time and from time to time after the date of this Agreement, a Holder or Holders holding in the aggregate 8% of the Registrable Common Securities then outstanding may request, in writing, that AWI effect the registration on Form S-3, if available, and, if not, on any other form AWI is eligible to use, of all or a portion of the Registrable Common Securities owned by such Holder or Holders .

                  2.2 (a) Upon receipt of any request for registration pursuant to this Section 2, AWI shall promptly give written notice of such proposed registration to all other Holders. Such Holders shall have the right, by giving written notice to AWI within 30 days after AWI provides its notice, to elect to have included in such registration such of their Registrable Common Securities as such Holder may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.3. Thereupon, AWI shall, as expeditiously as reasonably practicable, use its best efforts to effect the registration on an appropriate registration form of all Registrable Common Securities which AWI has been requested so to register.

                  (b) With respect to any registration pursuant to this Section 2, AWI may provide written notice thereof to Other Holders and may, subject in the case of an underwritten offering to the terms of Section 2.3, include the Common Stock of such Other Holders in such registration on the terms set forth herein applicable to the Holders.

                  2.3 If the Initiating Common Holders intend to distribute the Registrable Common Securities covered by their request by means of an underwriting, they shall so advise AWI as a part of their request made pursuant to Section 2.1, and AWI shall include such information in its written notice referred to in Section 2.2. In such event, (i) the right of any other Holder to include its Registrable Common Securities in such registration pursuant to
Section 2.1 shall be conditioned upon such other Holder's participation in such underwriting on the terms set forth herein, and (ii) all Holders including Registrable Common Securities in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering. The Initiating Common Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1, subject to the approval of AWI, which approval will not be unreasonably withheld, conditioned or delayed. If any Holder who has requested inclusion of its Registrable Common Securities in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to AWI, to withdraw its Registrable Common Securities from such AWI Registration Statement and underwriting. If AWI desires that any officers or directors of AWI holding Common Stock be included in any registration for an underwritten offering requested pursuant to Section 2.1 or if Other Holders request such inclusion, AWI may include Common Stock held by such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein applicable to the Holders. If the managing underwriter advises AWI in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by officers or directors of AWI and by Other Holders shall be excluded from such AWI Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such AWI Registration Statement and underwriting shall be allocated among all Holders requesting registration in

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proportion, as nearly as practicable, to the respective number of Registrable
Common Securities held by them on the date of the request for registration made by the Initiating Common Holders pursuant to Section 2.1. If any such Holder would thus be entitled to include more shares than such Holder requested to be registered, the excess shall be allocated among other participating Holders pro rata in the manner described in the preceding sentence. If the managing underwriter has not limited the number of Registrable Common Securities or other shares of Common Stock to be underwritten, AWI may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Common Securities and other shares of Common Stock which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  2.4 AWI, AWHI and the Guarantors, if applicable, shall not be required, collectively, to effect more than two registrations pursuant to
Section 2.1 and Section 4.1, except that if a request for registration is made pursuant to Sections 2.1 and 4.1 at the same time, such requests shall be treated as one registration for purposes of this Section 2.4. For purposes of this Section 2.4, an AWI Registration Statement shall not be counted until such time as such AWI Registration Statement has been declared effective by the Commission (unless the Initiating Common Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of AWI which is made known to the Holder after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 7.1). For purposes of this Section 2.4, an AWI Registration Statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions, less than 50% of the total number of Registrable Common Securities that Holders have requested to be included in such AWI Registration Statement are so included.

                  2.5 If at the time of any request to register Registrable Common Securities by Initiating Common Holders pursuant to this Section 2, an Arch Entity is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of AWI's Board of Directors, would be adversely affected by the requested registration, then AWI may at its option direct that such request be delayed for a period not in excess of three months from the date of such request, such right to delay a request to be exercised by AWI not more than once in any 12-month period.

         3. Common Stock Incidental Registration Rights

                  3.1 Whenever AWI proposes to file an AWI Registration Statement covering shares of Common Stock (other than an AWI Registration Statement filed pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so. Upon the written request of a Holder or Holders given within 20 days after AWI provides such notice (which request shall state the intended method of disposition of such Registrable Common Securities), AWI shall use its best efforts to cause all Registrable Common Securities which AWI has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided that AWI shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Holder.



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                  3.2 If the registration for which AWI gives notice pursuant to
Section 3.1 is a registered public offering involving an underwriting, AWI shall so advise the Holders as a part of the written notice given pursuant to Section
3.1. In such event, (i) the right of any Holder to include its Registrable
Common Securities in such registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting on the terms set forth herein and (ii) all Holders including Registrable Common Securities in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by AWI. If any Holder who has requested inclusion of its Registrable Common Securities in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to AWI, to withdraw its shares from such AWI Registration Statement and underwriting. If the managing underwriter advises AWI in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than Holders and Other Holders shall be excluded from such AWI Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such AWI Registration Statement and underwriting shall be allocated among all Holders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock held by them on the date AWI gives the notice specified in Section 3.1. If any Holder or Other Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Holders and Other Holders pro rata in the manner described in the preceding sentence.

         4. New Note Demand Registration Rights.

                  4.1 At any time and from time to time after the date of this Agreement, a Holder or Holders holding in the aggregate 8% of the aggregate principal amount of Registrable Note Securities then outstanding may request, in writing, that AWHI and the Guarantors effect the registration on Form S-3, if available, and, if not, on any other form AWHI and the Guarantors are eligible to use, of all or a portion of the Registrable Note Securities owned by such Holder or Holders .

                  4.2 (a) Upon receipt of any request for registration pursuant to this Section 4, AWHI shall promptly give written notice of such proposed registration to all other Holders. Such Holders shall have the right, by giving written notice to AWHI within 30 days after AWHI provides its notice, to elect to have included in such registration such of their Registrable Note Securities as such Holder may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 4.3. Thereupon, AWHI and the Guarantors shall, as expeditiously as reasonably practicable, use their respective best efforts to effect the registration on an appropriate registration form of all Registrable Note Securities which AWHI and the Guarantors have been requested so to register.

                  (b) With respect to any registration pursuant to this Section 4, AWHI may provide written notice thereof to Other Holders and may, subject in the case of an underwritten offering to the terms of Section 4.3, include the New Notes of such Other Holders in such registration on the terms set forth herein applicable to the Holders.



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                  4.3 If the Initiating Note Holders intend to distribute the
Registrable Note Securities covered by their request by means of an underwriting, they shall so advise AWHI as a part of their request made pursuant to Section 4.1 and AWHI shall include such information in its written notice referred to in Section 4.2. In such event, (i) the right of any other Holder to include its Registrable Note Securities in such registration pursuant to Section
4.1 shall be conditioned upon such other Holder's participation in such underwriting on the terms set forth herein, and (ii) all Holders including Registrable Note Securities in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering. The Initiating Note Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 4.1, subject to the approval of AWHI, which approval will not be unreasonably withheld, conditioned or delayed. If any Holder who has requested inclusion of its Registrable Note Securities in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to AWHI, to withdraw its Registrable Note Securities from such AWHI Registration Statement and underwriting. If Other Holders request New Notes be included in any registration for an underwritten offering requested pursuant to Section 4.1, AWHI may include the New Notes of such Other Holders in such registration and underwriting on the terms set forth herein applicable to the Holders. If the managing underwriter advises AWHI in writing that marketing factors require a limitation on the aggregate principal amount of New Notes to be underwritten, the New Notes held by Other Holders shall be excluded from such AWHI Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the aggregate principal amount of New Notes is required, the aggregate principal amount of New Notes that may be included in such AWHI Registration Statement and underwriting shall be allocated among all Holders requesting registration in proportion, as nearly as practicable, to the respective aggregate principal amount of Registrable Note Securities held by them on the date of the request for registration made by the Initiating Note Holders pursuant to Section 4.1. If any such Holder would thus be entitled to include a greater aggregate principal amount of Registrable Note Securities than such Holder requested to be registered, the excess shall be allocated among other participating Holders pro rata in the manner described in the preceding sentence.

                  4.4 AWI, AWHI and the Guarantors, if applicable, shall not be required, collectively, to effect more than two registrations pursuant to
Section 2.1 and Section 4.1, except that if a request for registration is made pursuant to Sections 2.1 and 4.1 at the same time, such requests shall be treated as one registration for purposes of this Section 4.4. For purposes of this Section 4.4, an AWHI Registration Statement shall not be counted until such time as such AWHI Registration Statement has been declared effective by the Commission (unless the Initiating Note Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of AWHI which is made known to the Holder after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 7.2). For purposes of this Section 4.4, an AWHI Registration Statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions, less than 50% of the total aggregate principal amount of Registrable Note Securities that Holders have requested to be included in such AWHI Registration Statement are so included.



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                  4.5 If at the time of any request to register Registrable Note
Securities by Initiating Note Holders pursuant to this Section 4, an Arch Entity is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of AWHI's Board of Directors, would be adversely affected by the requested registration, then AWHI may at its option direct that such request be delayed for a period not in excess of three months from the date of such request, such right to delay a request to be exercised by AWHI not more than once in any 12-month period.

         5. New Note Incidental Registration Rights

                  5.1 Whenever AWHI proposes to file an AWHI Registration Statement covering New Notes (other than an AWHI Registration Statement filed pursuant to Section 4) at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so. Upon the written request of a Holder or Holders given within 20 days after AWHI provides such notice (which request shall state the intended method of disposition of such Registrable Note Securities), AWHI shall use its best efforts to cause all Registrable Note Securities which AWHI has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided that AWHI shall have the right to postpone or withdraw any registration effected pursuant to this Section 5 without obligation to any Holder.

                  5.2 If the registration for which AWHI gives notice pursuant to Section 5.1 is a registered public offering involving an underwriting, AWHI shall so advise the Holders as a part of the written notice given pursuant to
Section 5.1. In such event, (i) the right of any Holder to include its Registrable Note Securities in such registration pursuant to this Section 5 shall be conditioned upon such Holder's participation in such underwriting on the terms set forth herein and (ii) all Holders including Registrable Note Securities in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by AWHI. If any Holder who has requested inclusion of its Registrable Note Securities in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to AWHI, to withdraw its Registrable Note Securities from such AWHI Registration Statement and underwriting. If the managing underwriter advises AWHI in writing that marketing factors require a limitation on the aggregate principal amount of New Notes to be underwritten, the New Notes held by holders other than Holders and Other Holders shall be excluded from such AWHI Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the aggregate principal amount of New Notes is required, the aggregate principal amount of New Notes that may be included in such AWHI Registration Statement and underwriting shall be allocated among all Holders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective aggregate principal amount of New Notes held by them on the date AWHI gives the notice specified in Section 5.1. If any Holder or Other Holder would thus be entitled to include a greater aggregate principal amount of Registrable Note Securities than such Holder requested to be registered, the excess shall be allocated among other requesting Holders and Other Holders pro rata in the manner described in the preceding sentence.

         6. Registration Procedures.



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                  6.1 If and whenever an Arch Entity is required by the
provisions of this Agreement to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, such Arch Entity shall:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Securities as soon as reasonably practicable and use its best efforts to cause that Registration Statement to become effective as soon as reasonably practicable;

                  (b) as expeditiously as reasonably practicable prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 24 months from the effective date or such lesser period until all such Registrable Securities are sold;

                  (c) as expeditiously as reasonably practicable furnish to each Selling Holder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holder;

                  (d) as expeditiously as reasonably practicable use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Selling Holders; provided, however, that neither Arch Entity shall be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                  (e) as expeditiously as reasonably practicable, cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by such Arch Entity are then listed;

                  (f) promptly provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (g) promptly make available for inspection by the Selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Holders, all financial and other records, pertinent corporate documents and properties of such Arch Entity and cause such Arch Entity's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (h) as expeditiously as reasonably practicable, notify each Selling Holder, promptly after it shall receive notice thereof, of the time when such Registration Statement has

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become effective or a supplement to any Prospectus forming a part of such
Registration Statement has been filed; and

                  (i) as expeditiously as reasonably practicable following the effectiveness of such Registration Statement, notify each seller of such Registrable Securities of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                  6.2 If an Arch Entity has delivered a Prospectus to the Selling Holders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, such Arch Entity shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Securities and return all Prospectuses to such Arch Entity. The Arch Entity shall promptly provide the Selling Holders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Holders shall be free to resume making offers of the Registrable Securities.

                  6.3 In the event that, in the judgment of an Arch Entity, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which such Arch Entity believes public disclosure would be detrimental to such Arch Entity, the Arch Entity shall notify all Selling Holders to such effect, and, upon receipt of such notice, each such Selling Holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Selling Holder has received copies of a supplemented or amended Prospectus or until such Selling Holder is advised in writing by the Arch Entity that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, an Arch Entity shall not exercise its rights under this Section 6.3 to suspend sales of Registrable Securities for a period in excess of 60 days consecutively or 90 days in total in any 365-day period.

         7. Allocation of Expenses.

                  7.1 Common Stock Registration Expenses. AWI will pay all Registration Expenses for all registrations relating to Registrable Common Securities under Sections 2 and 3 of this Agreement; provided, however, that if a registration statement under Section 2 is withdrawn at the request of the Initiating Common Holders (other than as a result of information concerning the business or financial condition of AWI which is made known to the Selling Holders after the date on which such registration was requested) and if the Initiating Common Holders elect not to have such registration counted as a registration under Section 2, the Initiating Common Holders and all Selling Holders participating in such withdrawal request shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Common Securities included in such registration.

                  7.2 New Note Registration Expenses. AWHI and the Guarantors will pay all Registration Expenses for all registrations relating to Registrable Note Securities under Sections 4 and 5 of this Agreement; provided, however, that if a registration statement under Section 4 is withdrawn at the request of the Initiating Note Holders (other than as a result of information concerning the business or financial condition of AWHI which is made known to the Selling Holders after the date on which such registration was requested) and if the Initiating Note Holders elect not to have such registration counted as a registration under Section 4, the Initiating Note Holders and all Selling Holders participating in such withdrawal request shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Common Securities included in such registration.

         8. Indemnification and Contribution.

                  8.1 In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, (i) with respect to any registration of Registrable Common Securities, AWI will, and (ii) with respect to any registration of Registrable Note Securities, AWHI and the Guarantors will, indemnify and hold harmless each Selling Holder, each underwriter of such Registrable Securities, and each other person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Holder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (y) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by such Arch Entity of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and such Arch Entity and the Guarantors, if applicable, will reimburse such Selling Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Arch Entity will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to such Arch Entity, in writing, by or on behalf of such Selling Holder, underwriter or controlling person specifically for use in the preparation thereof.

                  8.2 In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each Selling Holder, severally and not jointly, will indemnify and hold harmless (i) AWI, with respect to any registration of Registrable Common Securities, and (ii) AWHI, with respect to any registration of Registrable Note Securities, and each of such Arch Entity's directors and officers and each underwriter (if any) and each person, if any, who controls such Arch Entity or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Arch Entity, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (y) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (z) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Holder furnished in writing to such Arch Entity by such Selling Holder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Holder hereunder shall be limited to an amount equal to the net proceeds to such Selling Holder of Registrable Securities sold in connection with such registration.

                  8.3 Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party not to be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

                  8.4 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the applicable Arch Entity on the one hand and the Selling Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Arch Entity and the Selling Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by such Arch Entity or the Selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Arch Entities and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8.4, (i) in no case shall any one Selling Holder be liable or responsible for any amount in excess of the net proceeds received by such Selling Holder from the offering of Registrable Securities and (ii) the appropriate Arch Entity shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8.4, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 8.4, except to the extent such party is adversely affected by such failure to notify. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                  8.5 The rights and obligations of the Arch Entities and the Selling Holders under this Section 8 shall survive the termination of this Agreement.

         9. Information by Holder. Each holder of Registrable Securities included in any registration shall furnish to the appropriate Arch Entity such information regarding such holder and the distribution proposed by such holder as such Arch Entity may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         10. "Stand-Off" Agreement; Confidentiality of Notices. Each Holder, if requested by an Arch Entity and the managing underwriter of an underwritten public offering of securities by such Arch Entity, shall not sell or otherwise transfer or dispose of any Registrable Securities or other securities of such Arch Entity held by such Holder for a period of 180 days following the effective date of a Registration Statement; provided, that all holders of such Arch Entity then holding at least 1% of the same class of security subject to such underwritten offering and all officers and directors of such Arch Entity enter into similar agreements; and provided, further, that a Holder shall not be subject to this Section 10 if it is no longer entitled to have Registrable Securities held by it registered hereunder

         The Arch Entities may impose stop-transfer instructions with respect to the Registrable Securities or other securities subject to the foregoing restriction until the end of such 180-day period.

         Any Holder receiving any written notice from an Arch Entity regarding such Arch Entity's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

         11. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of an Arch Entity pursuant to a Registration Statement, (ii) the registration by an Arch Entity of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by an Arch Entity of an offering circular pursuant to Regulation A under the Securities Act, such Arch Entity agrees to:

                  (a) make and keep current public information about such Arch Entity available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of such Arch Entity under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Securities upon request (i) a written statement by such Arch Entity as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of such Arch Entity, and (iii) such other reports and documents of such Arch Entity as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         12. Termination.

                  12.1 Common Stock Registration. All of AWI's obligations to register Registrable Common Securities under Sections 2 and 3 of this Agreement shall terminate on the date on which no Registrable Common Securities are outstanding, and AWI shall have no obligation to maintain the effectiveness of any Registration Statement covering securities that are no longer Registrable Common Securities.

                  12.2 New Note Registration. All of AWHI's obligations to register Registrable Note Securities under Sections 4 and 5 of this Agreement shall terminate on the date on which no Registrable Note Securities are outstanding, and AWHI shall have no obligation to maintain the effectiveness of any Registration Statement covering securities that are no longer Registrable Note Securities.

         13. Transfers of Rights; Calculation of Share Numbers. This Agreement, and the rights and obligations of each Holder hereunder, may be assigned by such Holder to (a) any person or entity to which at LEAST 200,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement) are transferred by such Holder, or (b) to any to any affiliate, partner, member, stockholder or wholly owned subsidiary of such Holder, and, in each case, such transferee shall be deemed a "Holder" for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the

Arch Entities notifying the Arch Entities of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.

                  13.1 In determining the number of shares of Common Stock owned by a Holder for purposes of exercising rights under this Agreement, shares of Common Stock owned by a Holder shall be deemed to include all shares of Common Stock held by affiliated entities or persons shall be aggregated together (provided that no shares shall be attributed to more than one entity or person within any such group of affiliated entities or persons).

         14. General.

                  14.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  14.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Holder shall be entitled to specific performance of the agreements and obligations of the Arch Entities hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  14.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflict of laws provisions thereof).

                  14.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to AWI, at Arch Wireless, Inc., 1800 West Park Drive, Suite 250, Westborough, MA 01581, Attention: Patricia A. Gray, Esq., or at such other address as may have been furnished in writing by AWI to the other parties hereto, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109,
Attention: David A. Westenberg, Esq.;

         If to AWHI, at Arch Wireless Holdings, Inc., 1800 West Park Drive, Suite 250, Westborough, MA 01581, Attention: Patricia A. Gray, Esq., or at such other address as may have been furnished in writing by AWHI to the other parties hereto, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109,
Attention: David A. Westenberg, Esq.;

         If to any Guarantor, c/o Arch Wireless, Inc., 1800 West Park Drive, Suite 250, Westborough, MA 01581, Attention: Patricia A. Gray, Esq., or at such other address as may have been furnished in writing by such Guarantor to the other parties hereto, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: David A. Westenberg, Esq.; or

         If to a Holder, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Holder to the other parties hereto.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this
Section 14.4.

                  14.5 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  14.6 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Arch Entities and Holders holding Common Stock representing at least a majority of the voting power of all shares of Common Stock then held by Holders. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Holder without the written consent of such Holder unless such amendment, termination or waiver applies to all Holders in the same fashion. The Arch Entities shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 14.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  14.7 Certain Mergers. Nothing contained in this Agreement shall be construed to limit the right or ability of any Debtors in the AWHI Group (as such terms are defined in the Plan) to be merged into any other Debtor in the AWHI Group, or to one or more new entities (whether or not related), to the maximum extent permitted by the Plan.

                  14.8 Limitations on Subsequent Registration Rights. The Arch Entities shall not, without the prior written consent of Holders holding Common Stock representing at least a two-thirds of the voting power of all shares of Common Stock then held by Holders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Arch Entities which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement if, as a consequence of the granting of any such rights, the rights of any Holder would be adversely affected (it being understood that any such registration rights that could result in any reduction in the number of Registrable Securities to be included in a Registration Statement for the account of the Holders shall be deemed to affect adversely the rights of the Holders under this Agreement).

                  14.9 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  14.10 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  14.11 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

   Executed as of the date first written above.

                                    ARCH WIRELESS, INC.

                                    ARCH WIRELESS HOLDINGS, INC.

                                    ARCH WIRELESS COMMUNICATIONS,
                                    INC.

                                    PAGING NETWORK CANADIAN
                                    HOLDINGS, INC.

                                    PAGENET SMR SUB, INC.

                                    ARCHTEL, INC.

                                    ARCH CONNECTICUT VALLEY, INC.

                                    BENBOW INVESTMENTS, INC.

                                    MOBILEMEDIA COMMUNICATIONS, INC.

                                    MOBILE COMMUNICATIONS
                                    CORPORATION OF AMERICA

                                    PAGING NETWORK, INC.

                                    PAGENET, INC.

                                    PAGING NETWORK OF AMERICA, INC.

                                    PAGING NETWORK OF COLORADO, INC.

                                    PAGING NETWORK OF NORTHERN
                                    CALIFORNIA, INC.

                                    PAGING NETWORK OF MICHIGAN, INC.

                                    PAGING NETWORK FINANCE CORP.

                                    PAGING NETWORK INTERNATIONAL, INC.

                                    PAGING NETWORK OF SAN FRANCISCO,
                                    INC.

                                    ARCH COMMUNICATION ENTERPRISES,
                                    LLC

                                    MOBILEMEDIA LICENSE CO., L.L.C.


                                    *By: /s/ C. EDWARD BAKER, JR.
                                         ---------------------------------------
                                        C. Edward Baker, Jr.
                                        Chairman and Chief Executive Officer

                                    *on behalf of each of the foregoing entities



                                    HOLDERS:



                                    FRANKLIN FLOATING RATE TRUST

                                    FRANKLIN CLO I, LIMITED

                                    FRANKLIN CLO II, LIMITED

                                    FRANKLIN FLOATING RATE MASTER
                                    SERIES

                                    *By:  Franklin Advisers, Inc.



                                    By: /s/ RICHARD D'ADDARIO
                                        ------------------------------

                                    Name: Richard D'Addario
                                         -----------------------------

                                    Title: Vice President
                                          ----------------------------


                                    *on behalf of each of the foregoing entities

                                                                       Exhibit A

                                List of Holders

Name and Address
----------------
Franklin Floating Rate Trust
Franklin CLO I, Limited
Franklin CLO II, Limited
Franklin Floating Rate Master Series

c/o Franklin Advisers, Inc.
Floating Rate Debt Group
One  Franklin Parkway
Building 920/Floor 2
San Mateo, CA 94403
Attn:  Tyler Chan



                                      A-1